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                                                                     EXHIBIT 4.4

                              CERTIFICATE OF TRUST
                                       OF
                           COLONIAL CAPITAL TRUST III

         This Certificate of Trust of Colonial Capital Trust III (the "Trust"), dated February 22, 2002, is being duly executed and filed by the undersigned, as trustees of Colonial Capital Trust III, for the purpose of forming a business trust under the Delaware Business Trust Act (12 Del.C. ss. 3801 et seq.) (the
                                                ------          -------
"Trust Act").

         1. Name. The name of the business trust formed hereby is Colonial
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Capital Trust III.

         2. Delaware Trustee. The name and business address of the trustee of
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the Trust which has its principal place of business in the State of Delaware, as required by the Trust Act, is The Bank of New York (Delaware), White Clay
Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective upon
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filing with the Secretary of State of the State of Delaware.



                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a) of the Trust Act.

                                            /s/ W. Flake Oakley
                                            ------------------------------------
                                            Name: W. Flake Oakley
                                            Title: Regular Trustee

                                            /s/ Mary L. Bathen
                                            ------------------------------------
                                            Name:  Mary L. Bathen
                                            Title: Regular Trustee

                                            /s/ William A. McCrary
                                            ------------------------------------
                                            Name: William A. McCrary
                                            Title: Regular Trustee

                                            THE BANK OF NEW YORK
                                            (DELAWARE),
                                            as Delaware Trustee


                                            By: /s/ Michael Santino
                                               ---------------------------------
                                            Name: Michael Santino
                                            Title: Senior Vice President

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